Exhibit 7(c)(5)

                        Continuing Guaranty Agreement



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                        CONTINUING GUARANTY AGREEMENT
                          SUPERIOR DIECUTTING, INC.


    THIS CONTINUING GUARANTY AGREEMENT (this "Guaranty") is made this ____ day of October, 2002, by SUPERIOR DIECUTTING, INC., a corporation organized under the laws of the State of Kentucky (hereinafter referred to as "Guarantor"), in favor of FLEET CAPITAL CORPORATION, a Rhode Island corporation (hereinafter referred to as "Lender").


                                  Preamble:


    FLANDERS CORPORATION, a North Carolina corporation, FLANDERS/PRECISIONAIRE CORP., a North Carolina corporation, FLANDERS FILTERS, INC., a North Carolina corporation, FLANDERS/CSC CORPORATION, a North Carolina corporation, PRECISIONAIRE OF UTAH, INC., a Utah corporation, PRECISIONAIRE, INC., a Florida corporation, ECO-AIR PRODUCTS, INC., a California corporation, AIR SEAL FILTER HOUSINGS, INC., a Texas corporation, and FLANDERS REALTY CORP., a North Carolina corporation, (each hereinafter referred to as a "Debtor" and collectively as "Debtors") and Lender are parties to a Loan and Security Agreement dated the date hereof (as at any time amended, modified, renewed or extended, the "Loan Agreement"), pursuant to which Lender has agreed to make loans and other extensions of credit to or for the benefit of Debtors on the terms and subject to all of the conditions set forth in the Loan Agreement. Capitalized terms used in this Guaranty, unless otherwise defined herein, shall have the meaning ascribed to them in the Loan Agreement.

    A condition to any extension of any credit by Lender to Debtors under the terms of the Loan Agreement is the execution and delivery of this Guaranty by Guarantor. To induce Lender to extend credit to Debtors under the Loan Agreement in accordance with the terms thereof, Guarantor has agreed to execute and deliver this Guaranty.

    NOW, THEREFORE, for Ten Dollars ($10.00) in hand paid and to induce Lender to make loans or otherwise extend credit to Debtors from time to time as set forth in the Loan Agreement, and for other good and valuable consideration, Guarantor hereby unconditionally and absolutely guarantees to Lender the due and punctual payment, performance and discharge (whether upon stated maturity, demand, acceleration or otherwise in accordance with the terms thereof) of all such loans and extensions of credit and all other debts, liabilities and obligations of Debtors to or held by Lender (including any portion of any such debts, obligations or liabilities nominally held by Lender on behalf of others who have participations or interests therein granted or created by Lender), whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, joint or several, primary or secondary, liquidated or unliquidated, now existing or hereafter arising, whether created directly to or acquired by assignment or otherwise by Lender, and whether any Debtor may be liable individually or jointly with others, and regardless of whether recovery upon any of such loans or extensions of credit or other debts, liabilities and obligations becomes barred


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by any statute of limitations, is void or voidable under any law relating to fraudulent obligations or otherwise or is or becomes invalid or unenforceable for any other reason (all such loans, extensions of credit and other debts, liabilities and obligations being hereinafter referred to collectively as the "Guaranteed Obligations"). Without limiting the generality of the foregoing, the term "Guaranteed Obligations" as used herein shall include all debts, liabilities and obligations incurred by Debtors to Lender in any bankruptcy of Debtors and any interest, fees or other charges accrued in any such bankruptcy whether or not recoverable from any Debtor or any Debtor's estate under 11 U.S.C. '506.

    GUARANTOR DOES HEREBY WAIVE: notice of Lender's acceptance hereof; notice of the extension of credit from time to time by Lender to Debtors and the creation, existence or acquisition of any Guaranteed Obligations hereby guaranteed; notice of the amount of Guaranteed Obligations of Debtors to Lender from time to time, subject, however, to Guarantor's right to make inquiry of Lender to ascertain the amount of Guaranteed Obligations at any reasonable time; notice of any adverse change in any Debtor's financial condition or of any other fact which might increase Guarantor's risk; notice of presentment for payment, demand, protest and notice thereof as to any instrument; notice of default or acceleration; all other notices and demands to which Guarantor might otherwise be entitled; any defense that a Debtor may at any time assert based upon the statute of limitations, the statute of frauds, failure of consideration, fraud, bankruptcy, lack of legal capacity, usury, or accord and satisfaction; and any right to contest the commercial reasonableness of the disposition of any or all collateral. Guarantor further waives any right Guarantor may have, by statute or otherwise, to require Lender to institute suit against a Debtor after notice or demand from Guarantor or to seek recourse first against a Debtor or any other Obligor, or to realize upon any security for any of the Guaranteed Obligations, as a condition to enforcing Guarantor's liability and obligations hereunder; any defense or claim that any Person purporting to bind a Debtor to the payment of any Guaranteed Obligations did not have actual or apparent authority to do so; and any right to appraisement, valuation, stay of execution, or notice of election to declare due the amount of any Obligations of Debtors with regard to Lender's enforcement of any Lien or other interest Lender may hold in any real or personal property of Debtors. To the fullest extent permitted by Applicable Law, Guarantor hereby also expressly waives any and all rights or defenses arising by reason of (i) any "one action" or "anti-deficiency" law which would otherwise prevent Lender from bringing any action, including any claim for a deficiency, or exercising any other right or remedy (including any right of setoff) against Guarantor before or after Lender's commencement or completion of any foreclosure action, whether by judicial action, by exercise of power of sale or otherwise, or (ii) any other law which in any other manner would otherwise require any election of remedies by Lender. Except as otherwise prohibited by Applicable Law, Guarantor hereby waives any right that it may have to claim or recover in any litigation respecting this Guaranty any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Guarantor shall make all payments to Lender on the Guaranteed Obligations free and clear of, and without deduction or withholding for or on account of, any setoff, counterclaim, defense, duties, taxes, levies, imposts, fees, deductions, restrictions or conditions of any kind.

    If any Debtor should fail to pay any Guaranteed Obligations on the due date thereof (whether due on demand, at stated maturity, upon acceleration or otherwise) or any other Event of Default


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under the Loan Agreement occurs or exists, then, whether or not any of the
Guaranteed Obligations is then due and payable or the maturity thereof has been accelerated or demand for payment thereof from Debtors or any other Obligor has been made, Lender may without notice to Guarantor make the Guaranteed Obligations immediately due and payable hereunder as to Guarantor and Lender shall be entitled to enforce the obligations of Guarantor hereunder. Guarantor agrees to pay all expenses incurred by Lender in connection with enforcement of Lender's right under the Guaranty, including, but not limited to, court costs, collection charges and reasonable attorneys' fees and disbursements.

    Lender shall have a Lien upon and right of set-off to any and all credits and any and all other property of Guarantor, now or at any time whatsoever with or in the possession of Lender or anyone holding for Lender as security for any and all obligations of Guarantor to Lender or to any company which may now or at any time be its subsidiary or affiliate, no matter how or when arising and whether under this or any other instrument or agreement or otherwise.

    Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing the liability or obligations of Guarantor hereunder, Lender may: compromise or settle, extend the period of duration or the time for the payment, discharge or performance of any of the Guaranteed Obligations or increase the amount of the Guaranteed Obligations; refuse to enforce, or release all or any Person liable for payment of, any of the Guaranteed Obligations; increase, decrease or otherwise alter the rate of interest payable with respect to the Guaranteed Obligations or grant other indulgences to Debtors in respect thereof; amend or modify in any manner or terminate or release, any of the Loan Documents or any other agreements evidencing, securing or otherwise relating to the Guaranteed Obligations (other than this Guaranty); release, surrender, exchange, modify or impair any and all collateral, deposits or other property at any time securing (directly or indirectly) any of the Guaranteed Obligations or on which Lender at any time may have a lien; extend the time of payment of any collateral consisting of accounts, notes, chattel paper or other rights to the payment of money; refuse to enforce its rights, or make any comprise or settlement or agreement therefor, in respect of any and all of such collateral, deposits and property, or with any party to the Guaranteed Obligations, or with any other Person whatsoever; or release or substitute any one or more of the endorsers or guarantors of the Guaranteed Obligations, whether parties to this instrument or not.

    Lender shall be under no obligation to marshal any assets in favor of Guarantor or against or in payment of any of the Guaranteed Obligations. If and to the extent Lender receives any payment on account of any of the Guaranteed Obligations (whether from Debtors or any other Obligor or from the sale or other disposition of any collateral) and such payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other Person in any Insolvency Proceeding or under any Applicable Law, then the part of the Guaranteed Obligations intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made. The foregoing provisions of this paragraph shall survive any termination or revocation of this Guaranty.


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    Any and all present and future debts and obligations of Debtors to Guarantor are hereby waived and postponed in favor of and subordinated to the full and final payment of the Guaranteed Obligations by Debtors to Lender. The provisions of this Guaranty shall be supplemental to and not in derogation of any rights and remedies of Lender or any affiliate of Lender under any separate subordination agreement that Lender or such affiliate may at any time or from time to time enter into with Guarantor.

    Guarantor represents, warrants and covenants to Lender, as an inducement to Lender to grant credit to Debtors, that, as of the date of this Guaranty, the fair saleable value of Guarantor's assets exceeds its liabilities; Guarantor is meeting current liabilities as they mature; the financial statements of Guarantor furnished to Lender are true and correct and include in the footnotes thereto all contingent liabilities of Guarantor to the extent required by GAAP; since the date of said financial statements there has been no material adverse change in the financial condition of Guarantor; there are not now pending any material court or administrative proceedings or undischarged judgments against Guarantor and no federal or state tax liens have been filed or, to Guarantor's knowledge, threatened against Guarantor nor is Guarantor in default or, to Guarantor's knowledge, claimed default under any agreement for borrowed money; Guarantor shall immediately give Lender written notice of any material adverse change in Guarantor's financial condition, including litigation commenced, tax liens filed, defaults claimed under its indebtedness for borrowed money or Insolvency Proceedings commenced by or against Guarantor; Guarantor shall at such reasonable times as Lender requests furnish its current financial statements to Lender and permit Lender or its representatives to inspect Guarantor's financial records and properties and make extractions therefrom in order to evaluate the financial condition of Guarantor. Guarantor shall not create, incur assume or suffer to exist any indebtedness or any lien on its assets except as consented to in writing by Lender, shall not assume, endorse or be or become liable for, or guarantee, directly or indirectly, any indebtedness or obligation of any other Person (other than this guarantee of the Guaranteed Obligations) and shall not make or commit to, directly or indirectly, any advance, loan, extension of credit or capital contribution to, or purchase any capital stock, bonds, notes or other securities of, or make any investment in, any Person, except to the extent otherwise permitted under the Loan Agreement. Guarantor shall not consolidate or merge with or enter into a share exchange with, any Person and shall not liquidate or dissolve, except to the extent otherwise permitted under Section 9.2.1 of the Loan Agreement.

    This Guaranty is a primary, immediate and original obligation of Guarantor and is an absolute, unconditional, continuing and irrevocable guaranty of payment of the Guaranteed Obligations and not of their collectibility only, is not contingent upon the exercise or enforcement by Lender of whatever remedies Lender may have against Debtors or otherwise or the enforcement of any Lien or realization upon any security Lender may at any time possess, and shall remain in full force and effect without regard to future changes in conditions, including change of law or any invalidity or unenforceability of any of the Guaranteed Obligations or agreements evidencing same. This Guaranty shall be in addition to any other present or future guaranty or other security for any of the Guaranteed Obligations, shall not be prejudiced or unenforceable by the invalidity of any such


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other guaranty or security and is not conditioned upon or subject to the execution by any other Person of this Guaranty or any other guaranty or suretyship agreement.

    Lender shall have the right to seek recourse against Guarantor to the full extent provided for herein and in any other document or instrument evidencing the obligations of Guarantor to Lender, and against Debtors to the full extent provided for in any of the Loan Documents. No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Lender's right to proceed in any other form of action or proceeding against other parties unless Lender has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Lender against Debtors or any other Obligor under any Loan Document shall serve to diminish the liability of Guarantor except to the extent Lender realized payment by such action or proceeding.

    Guarantor is fully aware of the financial condition of Debtors. Guarantor delivers this Guaranty based solely upon its own independent investigation and in no part upon any representation or statement of Lender with respect thereto. Guarantor is in a position to and hereby assumes full responsibility for obtaining any additional information concerning Debtors' financial condition as Guarantor may deem material to Guarantor's obligations hereunder and Guarantor is not relying upon, nor expecting Lender to furnish Guarantor any information in Lender's possession concerning, Debtors' financial condition. Guarantor hereby knowingly accepts the full range of risks encompassed within a contract of "Guaranty," which risks include, without limitation, the possibility that Debtors will contract additional Guaranteed Obligations for which Guarantor may be liable hereunder after Debtors' financial condition or ability to pay their lawful debts when they fall due has deteriorated.

    The books and records of Lender showing the account among Lender and Debtors shall be admissible in evidence in any action or proceeding against or involving Guarantor as prima facie proof of the items therein set forth, and the monthly statements of Lender rendered to Debtors, to the extent to which no written objection is made within 30 days from the date of sending thereof to Debtors, shall be deemed conclusively correct and shall constitute an account stated among Lender and Debtors and shall be binding on Guarantor.

    Guarantor agrees that this Guaranty shall continue in full force and effect until all of the Guaranteed Obligations have been fully paid and discharged and all financing agreements between Lender and Debtors have been terminated. If for any reason a Debtor has no legal existence or is under no legal obligation to discharge any of the Guaranteed Obligations, or if any of the Guaranteed Obligations have become unrecoverable from a Debtor by reason of any Insolvency Proceeding or by other operation of law or for any other reason, this Guaranty shall nevertheless be binding on Guarantor to the same extent as if Guarantor had at all times been the principal obligor on all such Guaranteed Obligations. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed as a result of any Insolvency Proceeding or for any other reason, all such amounts otherwise subject to acceleration under the terms of any instrument or agreement


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evidencing or securing the payment of the Obligations or otherwise executed in connection therewith shall be immediately due and payable by Guarantor.

    To the fullest extent permitted by Applicable Law, Guarantor waives any right that Guarantor may have to terminate or revoke this Guaranty. If and notwithstanding the foregoing waiver, Guarantor shall have any right under Applicable Law to terminate or revoke this Guaranty, which right cannot be waived by Guarantor, Guarantor agrees that such termination or revocation, specifically referring to this Guaranty and signed by Guarantor, shall not be effective until actually received by an officer of Lender who is familiar with Debtors' account with Lender and this Guaranty; but any such termination or revocation shall not affect the obligation of Guarantor or Guarantor's successors or assigns with respect to any of the Guaranteed Obligations owing to Lender and existing at the time of the receipt by Lender of such revocation or to arise out of or in connection with any transactions theretofore entered into by Lender with or for the account of Debtors. If Lender grants loans or other extensions of credit to or for the benefit of Debtors or takes other action after the termination or revocation by Guarantor, then the rights of Lender with respect thereto shall be the same as if such termination or revocation had not occurred.

    All rights, benefits and privileges herein and hereby conferred upon Lender shall vest in and be enforceable by Lender and its successors and assigns. Guarantor further agrees that this Guaranty shall be binding upon Guarantor and upon its successors and assigns.

    To the extent any performance of this Guaranty would violate any applicable usury statute or other Applicable Law, the obligation to be fulfilled shall be reduced to the limit legally permitted, so that this Guaranty shall not require any performance in excess of the limit legally permitted, but such obligations shall be fulfilled to the limit of the legal validity. The provisions of this paragraph shall control every other provision of this Guaranty.

    This Guaranty, all acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed, construed and interpreted according to the internal laws of the State of Georgia. As part of the consideration for Lender's granting credit to Debtors, Guarantor hereby agrees that all actions, suits or proceedings arising directly or indirectly hereunder may, at the option of Lender, be litigated in courts having situs within the State of Georgia, and Guarantor hereby expressly consents to the jurisdiction of any state or federal court located within said state, and consents that any service of process in which action or proceedings may be made by personal service upon Guarantor wherever Guarantor may be then located, or by certified or registered mail directed to Guarantor at Guarantor's last known address.

    This Guaranty expresses the entire understanding of the parties hereto with respect to the subject matter hereof and may not be changed orally, and no obligations of Guarantor can be released or waived by Lender or any officer or agent of Lender, except by a writing signed by a duly authorized officer of Lender.


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    Until all of the Guaranteed Obligations have been paid in full and the Loan
Agreement has been terminated, Guarantor shall have no claim, right or remedy (whether or not arising in equity, by contract or Applicable Law) against any Debtor or any other Person by reason of Guarantor's payment or other performance hereunder. Without limiting the generality of the foregoing, Guarantor hereby subordinates to the full and final payment of the Guaranteed Obligations any and all legal or equitable rights or claims that Guarantor may have to reimbursement, subrogation, indemnity and exoneration and agrees that until all of the Guaranteed Obligations have been paid in full and the Loan Agreement has been terminated, Guarantor shall have no recourse to any assets or property of any Debtor (including any assets securing any of the Guaranteed Obligations) and no right of recourse against or contribution from any other Person in any way directly or contingently liable for any of the Guaranteed Obligations, whether any of such rights arise under contract, in equity or under Applicable Law.

    As used herein, all references to the term "Guarantor" shall mean Guarantor and its successors and assigns (including any receiver, trustee or custodian for Guarantor or any of its assets or Guarantor in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code); all references to the term "Lender" shall mean Lender and its successors and assigns and all references to the terms "Debtor" or "Debtors" shall mean each Debtor and its successors and assigns (including any receiver, trustee or custodian for any Debtor or any of its assets or any Debtor in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code); all references to the term "Person" wherever used herein shall mean any individual, sole proprietorship, partnership, corporation, business trust, individual, limited liability company, unincorporated association, joint stock corporation, trust, joint venture or other form of business entity or any government or any agency or instrumentality or political subdivision thereof; and all references to the plural shall also mean the singular, and all references to the singular shall also mean the plural. All references to "including" shall mean "including, without limitation." If this Guaranty is signed by more than one Guarantor, then the term "Guarantor" shall be considered to be in the plural and each such Guarantor shall be jointly and severally liable for all of the Guaranteed Obligations and bound by all terms of this Guaranty.

    This Guaranty is intended to take effect as a sealed instrument under the laws of the State of Georgia.

    Guarantor and Lender each hereby waives the right to a jury trial in any action, suit, proceeding or counterclaim arising out of or related to this Guaranty and Guarantor further waives any rights arising under applicable statutes or otherwise to require Lender to institute suit against any Debtor or to exhaust Lender's rights and remedies against any Debtor, Guarantor being bound to the payment of any and all Obligations of Debtors to Lender, whether now existing or hereafter accruing as fully as if such Obligations were directly owing to Lender by Guarantor.


                        [Signatures on following page]


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    IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be signed, sealed and delivered by its duly authorized officers, this ____ day of October, 2002.

ATTEST:                                 SUPERIOR DIECUTTING, INC.
                                        ("Guarantor")


________________________________        By:____________________________________
Jeanetta M.  Brown, Secretary              Steven K.  Clark, Chief Financial
                                           Officer and Treasurer
[CORPORATE SEAL]



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